                                                                   EXHIBIT 10.18

                               BUSINESS TRANSFER
                                   AGREEMENT



                            dated December 28, 1998



                                 by and between



                   MODUS MEDIA INTERNATIONAL KABUSHIKI KAISHA



                                      and



                      SASATOKU DONNELLEY KABUSHIKI KAISHA

                          BUSINESS TRANSFER AGREEMENT
                          ---------------------------


THIS AGREEMENT is made as of the 28th day of December, 1998 between



MODUS MEDIA INTERNATIONAL KABUSHIKI KAISHA, a corporation organized and existing under the laws of Japan, having its principle place of business at 2-28-7 Ochiai, Shinjuku-ku, Tokyo, Japan ("MMIKK); and



SASATOKU DONNELLEY KABUSHIKI KAISHA, a corporation organized and existing under the laws of Japan, having its place of business at 2-28-7 Ochiai, Shinjuku-ku, Tokyo, Japan ("SD").


WHEREAS:
-------


A Modus Media International Inc. and Sasatoku Printing Co., Ltd. executed the Letter of Intent dated August 28, 1998 in Tokyo, Japan with respect to a certain restructuring arrangement of MMIKK which is wholly owned by Modus Media International Inc.



B. MMIKK and SD wish to enter into this Agreement to record their agreement with respect to the transfer of the business of MMIKK to SD.


NOW THIS AGREEMENT WITNESSES AS FOLLOWS:
---------------------------------------

1.   Definitions



     In this Agreement, unless the context otherwise requires:



    "Affiliate" means, with respect to any corporation:



    (a) any person owning directly or indirectly a majority of outstanding voting shares or interests of such corporation (such person owning such shares or interests being hereinafter called the "Parent");



    (b) any corporation, limited liability company, partnership, or other legal entity of which a majority of the outstanding voting shares or interests are owned directly or indirectly by the Parent; or

      (c) any other corporation, limited liability company, partnership, or other legal entity of which a majority of the outstanding voting shares or interests are owned directly or indirectly by such corporation, and, for the purposes of this definition, ownership of voting shares or interest by a person for the purpose of this definition includes shares or interests owned directly or indirectly by the person and shares or interests owned directly or indirectly by one or more affiliates of such person;



      "Transferred Assets" means assets and inventories of MMIKK as of the Completion Date, to be specified in a report to be prepared by MMIKK in a form of Exhibit 1 attached hereto and signed by SD in accordance with Clause 6.2.



      "Transferred Business" means the whole of the turnkey services and related businesses of MMIKK comprising the Transferred Assets and the Transferred Liabilities;



      "Completion Date" means December 31, 1998;



      "GAAP" means generally accepted accounting practices and principles in Japan;



      "Transferred Liabilities" means the liabilities of MMIKK as of the Completion Date, to be specified in a report to be prepared by MMIKK in a form of Exhibit 1 attached hereto and signed by SD in accordance with Clause 6.2.



     "Purchase Price" means the balance between the Transferred Assets and the Transferred Liabilities (the price described in the Net Asset Value Statement of Exhibit 1). Provided; that the value of these Transferred Assets and Liabilities shall be decided in accordance with the book value of MMIKK as of the Completion Date. The books and accounts of MMIKK shall be prepared in accordance with GAAP. The Purchase Price which is decided based upon the book value as of November 30, 1998 shall be called the "Provisional Purchase Price" (the price described in the Net Asset Value Statement of Exhibit 2).



     "Transferred Personnel" means each of the individuals specified in Exhibit
     3.



2.   Execution Date of the Agreement

2.1 The parties agree that, on or before December 15, 1998 (or on another date mutually agreed upon); they shall execute this Agreement.



2.2 In the event that for any reason this Agreement is not executed by December 31, 1998 or such later date as the parties agree, each party may discontinue negotiations and terminate this Agreement without liability to the other.



3.   Transfer and Purchase Price
     ---------------------------


3.1 In consideration of the payment of the Purchase Price by SD to MMIKK, MMIKK will agree to sell the Transferred Business to SD and SD will agree to purchase the Transferred Business on the Completion Date.



3.2 On or before December 31, 1998, SD shall pay the Provisional Purchase Price (the price described in the Net Asset Value Statement of Exhibit 2), calculated by reference to the balance sheet of MMIKK as of November 30, 1998, to MMIKK by telegraphic transfer to such a bank account as MMIKK may notify to SD. If the transfer of the Transferred Business is not completed on the Completion Date (or by such later date as the parties may agree), MMIKK shall refund the Purchase Price to SD. The parties acknowledge and agree that, based on current projections, they anticipate that the Provisional Purchase Price shall be 316,213,528 yen.



3.3 Prior to the execution date of this Agreement, MMIKK shall prepare a report (Exhibit 2) listing the Transferred Assets and the Transferred Liabilities in reasonable detail based on its balance sheet as of November 30, 1998. Following the completion of its due diligence review pursuant to Clause 5(a) and, in any event, prior to December 15, 1998, SD shall countersign such Statement (the Net Asset Value Statement of Exhibit 2) to confirm its agreement with the list of the Transferred Assets and the Transferred Liabilities.



4.   Completion
     ----------


4.1 The parties will agree that legal title to all of the Transferred Assets shall be transferred from MMIKK to SD on the Completion Date and that SD shall assume all of the Transferred Liabilities on the Completion Date.

4.2 Promptly following the date of execution of this Agreement referred to in Clause 2.1 and, in any event prior to January 4, 1999, MMIKK shall deliver to SD, and SD shall accept from MMIKK.



     (a) all original documents of title in the possession of MMIKK with respect to the Transferred Assets set forth in Exhibit 2;



     (b)  possession of the Transferred Assets set forth in Exhibit 2;



     (c) a notice addressed to each third party with whom MMIKK has entered into a contract relating to the Transferred Assets set forth in
          Exhibit 2, notifying such third party that MMIKK has assigned its interest in such contract to SD;



     (d)  all customer lists in relation to the Transferred Business;



     (e) other Transferred Assets to be identified based on the balance sheet of MMIKK as of December 31, 1998;



4.3 With effect on and from January 1, 1999, SD shall employ the Transferred Personnel (subject to the agreement of the Transferred Personnel) on terms and conditions no less favorable than the terms and conditions of employment provided by SD to its employees as of the Completion Date.



5.   Conditions Precedent
     --------------------


5.1 It shall be a condition precedent to the obligations of SD to purchase the Transferred Business that:



    (a) SD shall have satisfactorily completed such due diligence with respect to the Transferred Assets as may be reasonable and normal for a transaction of this type;



    (b) the transfer of the Transferred Business from the MMIKK to the SD shall have been approved by the shareholders of each of MMIKK and SD, in accordance with the provisions of the Japanese Commercial Code;

     (c) a notification of the proposed transfer of the Transferred Business shall have been filed with the Japanese Fair Trade Commission, and during the period of 30 days following the date of acceptance of such filing, the Japanese Fair Trade Commission shall not have raised any objection to the transfer of the Transferred Business;



     (d) the parties shall have received all other required approvals and consents from governmental authorities and agencies and third parties;



     (e) SD shall have obtained financing with respect to the Purchase Price on terms and conditions reasonably satisfactory to Sasatoku Printing Co., Ltd. and Modus Media International Inc.;



     (f) SD has received a copy of a consent from each person with whom MMIKK has entered into a material contract forming part of the Transferred Assets with respect to the transfer of such contract to SD;


     (g) SD has received a copy of a consent from each person to whom MMIKK has any material Transferred Liability with respect to the assumption of such Transferred Liability by SD;



     (h) the truth and accuracy of all representations and warranties contained in this Agreement; and



     (i) no material change will occur in the business or financial condition of MMIKK between the date of the accounts (November 30, 1998) referred to in Clause 6.1 and the date of the Completion Date.



5.2 It shall be a condition precedent to the obligations of MMIKK to sell the Transferred Business that MMIKK has obtained the approval of its bankers to the sale of the Transferred Business.



6.   Accounts and Purchase Price Adjustment
     --------------------------------------


6.1 MMIKK shall prepare a balance sheet showing the financial position of MMIKK as of November 30, 1998 and attach hereto. Such balance sheet shall be prepared in accordance with GAAP, but shall not be audited.

6.2 Promptly following the Completion Date, MMIKK shall prepare a balance sheet showing the financial position of MMIKK as of December 31, 1998. MMIKK shall further prepare a report to show the book value of the Transferred Assets and the Transferred Liabilities and the current status thereof as of December 31, 1998 (in a form of Exhibit 1 of this Agreement). The balance sheet together with the report (Exhibit 1) shall be submitted to SD, in no event later than January 25, 1999. Immediately after receiving these documents, SD shall implement an audit thereof, and shall submit objections to these documents, if any, to MMIKK within 2 weeks of receipt thereof. In the event that SD agrees to the documents, it shall countersign the Net Asset Value Statement in Exhibit 1 to confirm its agreement therewith. Exhibit 1 signed by SD shall be additionally attached hereto as a formal Exhibit to this Agreement. In the event that the balance sheet has been prepared in accordance with GAAP, SD shall not be entitled to make any claim as to the evaluation (book value) of the Transferred Assets and the Transferred Liabilities. MMIKK shall fully cooperate with SD, and provide the accountant designated by SD with full access to books and accounts and other necessary documents as to the Transferred Assets so that the accountant may be able to perform a complete audit of the documents. In the event of a dispute between MMIKK and SD as to the preparation of such balance sheet, MMIKK and SD agree to accept the decision of the accounting auditor who shall be appointed by the parties based on their mutual agreement with respect to such matter.



6.3 If there is a discrepancy between the amount of the Provisional Purchase Price paid by SD pursuant to Clause 3.2 and the amount of the price described in the Net Asset Value Statement of Exhibit 1 determined by reference to the December 31, 1998 accounts prepared under Clause 6.2, the parties shall, on or before March 9, 1999, make such adjustment payments as may be necessary to ensure that the net amount paid by SD to MMIKK for the Transferred Business (following such adjustment) equals price described in the Net Asset Value Statement in Exhibit 1 determined by reference to the December 31, 1998 accounts (book value) referred to in Clause 6.2.



7.   Obligations of MMIKK
     ---------------------


7.1 In the event that any difference of book value which exceeds one (1) million yen arises as to the value of each of the Transferred Assets and/or each of the Transferred Liabilities between November 30, 1998 and December 31, 1998, such difference shall be respectively set forth in the report provided for in Clause 6.2.

7.2  Between the date of this Agreement and the Completion Date, MMIKK shall:



     (a) use its best endeavors to obtain the consent to the transfer of employment of the Transferred Personnel from MMIKK to SD;



     (b) notify SD immediately if it becomes aware of any objection to the transaction by any of its major creditors; and



     (c) use its best endeavors to obtain the consent of applicable third parties to the assignment of the contracts forming part of the Transferred Assets and the assumption of the Transferred Liabilities.



8.   Guarantee of the Transferred Assets
     -----------------------------------


     The price for the Transferred Assets shall be guaranteed in accordance with the arrangement set forth herein based on the status of the Transferred Assets as of June 30, 1999 (the Standard Date):



8.1 SD shall dispose of the inventories included in the Transferred Assets in accordance with the steps set forth below by the Standard Date:

     (a) To make its best efforts to sell all of the inventories.

     (b) To request customers to purchase the inventories.

     (c) To request customers to pay storage charges if they do not wish to purchase the inventories.

     In the event that SD has inventories, which do not fall under any categories set forth above as of the Standard Date, such inventories may be deemed as obsolete inventories.

8.2 SD shall make its best efforts to collect the account receivable included in the Transferred Assets by its due date. Despite SD's such effort, if it has any uncollected account receivable over due because of insolvency of the debtor, such account receivable may be deemed as a bad debt.

8.3 SD shall submit a list of the obsolete inventories and the bad debts as of the Standard Date in a form of Exhibit 1 to MMIKK on or before July 5, 1999. A report explaining the situation under which SD found that the inventories and the account receivable as obsolete inventories and/or bad debts should be attached to the list.

8.4 MMIKK shall buy back the inventories and the account receivable, which shall be deemed as obsolete inventories and/or bad debt, for the price set forth in Exhibit 1 on or before July 15, 1999. Provided, however that the total price for the obsolete inventories and/or the account receivable shall not exceed six (6) percent of the total amount of the Transferred Assets as of December 31, 1998 set forth in Exhibit 1. In no event, MMIKK shall be responsible for purchasing back the obsolete inventories and/or the bad debts in excess of the amount set forth herein.

8.5 In the event that MMIKK will be liquidated on or before the Standard date, the guaranty obligation set forth herein shall be assumed by MMI Inc., and SD shall agree to such transfer or guaranty obligation. In such an event, MMIKK shall ensure that MMI Inc. shall assume such a guaranty obligation in writing before MMIKK's liquidation, and SD agrees that it shall not make any claim against MMIKK in its liquidation proceedings.

9.   Access for Due Diligence
     ------------------------

     For the purposes of the due diligence review referred to in Clause 5(a), MMIKK shall, upon reasonable prior notice and during normal business hours, grant to SD and to its agents, employees and designees full and complete access to the books and records and personnel of MMIKK for the purpose of evaluating the Transferred Business, the Transferred Assets and the Transferred Liabilities. Except as may be required by law or court order, all information so obtained, not otherwise already public, will be held in confidence.

10.  Representations and Warranties. Each party represents and warrants to the
     ------------------------------
     other that, as of the date of this Agreement:

     (a) it is a corporation duly organized and validly existing under the laws of its place of incorporation and has all requisite corporate power and authority to own its assets and to conduct its business in the manner in which it is now conducted;

     (b) it has good and sufficient corporate power and authority to execute and deliver the Agreement and to perform its obligations thereunder; and

     (c) this Agreement has been duly authorized, executed and delivered by it and, assuming the due authorization, execution and delivery by the other party, constitutes its legal, valid and binding obligations enforceable against it in accordance with its terms.

11.  Costs and Expenses
     ------------------

     Each party will be responsible for its own expenses in connection with all matters relating to the transaction contemplated by this Agreement. If the transactions contemplated by this Agreement are not consummated for any reason, neither party will be responsible for any of the expenses of the other party.



12.  Counterparts
     ------------


     This Agreement may be signed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same document.



13.  Governing Law
     -------------


     This Agreement shall be governed by and construed in all respects in accordance with the laws of Japan.



14.  Jurisdiction
     ------------


     All disputes arising out of or in relation to this Agreement shall be submitted to the Tokyo District Court for final resolution and each party hereby submits to the exclusive jurisdiction of the Tokyo District Court and any courts competent to hear appeals therefrom.



15.  Language and Official Version
     -----------------------------


     This Agreement shall be executed in English language, which language shall control. A Japanese translation of this Agreement which is verified by both Parties shall be attached hereto.

IN WITNESS WHEREOF the parties have executed this Agreement on the day mentioned below:



Date: December 28, 1998
Place: Westwood, MA, U.S.A.
MODUS MEDIA INTERNATIONAL KABUSHIKI KAISHA

    /s/ Gene Morphis

BY: Director

    Gene Morphis



Date: December 25, 1998
Place: Tokyo, Japan
SASATOKU DONNELLEY KABUSHIKI KAISHA.


     /s/ Takashige Sugiyama

BY:  Representative Director
     Takashige Sugiyama

                                   EXHIBIT I



             List of Transferred Assets and Transferred Liabilities
                                      And
                           Net Asset Value Statement



         Book Value based on the balance sheet as of December 31, 1998

                                      Item                Book Value
        --------------------------------------------------------------
         Transferred Assets

                                      Item                Book Value
        --------------------------------------------------------------
         Transferred Liabilities



                           Net Asset Value Statement



     We hereby certify that the balance between the Transferred Assets and the Transferred Liabilities as of December 31, 1998 is the following amount:



                          Yen

Modus Media International Kabusiki Kaisha



The Representative Director, President: Tasumi Nakano



We hereby approve the price set forth above as the correct balance as of December 31, 1998.

February 25, 1998
Sasatoku Donnelley Kabusiki Kaisha



The Representative Director, President: Takashige Sugiyama

                                   EXHIBIT 2



                           Net Asset Value Statement



     We hereby certify that the balance between the Transferred Assets and the Transferred Liabilities as of November 30, 1998 is the following amount:



316,213,528 Yen



December 15, 1998
Modus Media International Kabusiki Kaisha


                   /s/ Tasumi Nakano
                   -----------------
The Representative Director, President: Tasumi Nakano



We hereby approve the price set forth above as the correct balance as of November 30, 1998.


December 15, 1998
Sasatoku Donnelley Kabusiki Kaisha


                   /s/ Takashige Sugiyama
                   ----------------------
The Representative Director, President: Takashige Sugiyama

                                   EXHIBIT 1

                 EXHIBIT 1 of the Business Transfer Agreement
                 --------------------------------------------

                                    List of

                 Transferred Assets and Transferred Liabilities

                                      and

                           Net Asset Value Statement


(Inventory on Book)                                                                           (yen)
                 MSKK         SUN          IBM        OEM         NAI        OTHERS           TOTAL
-----------------------------------------------------------------------------------------------------
Ending       14,229,401   132,185,098   43,781,188  25,071,327   4,626,758  24,527,779     244,421,547
------------------------------------------------------------------------------------------------------
Parts        14,229,401   118,330,340   38,403,682  24,703,860   4,622,456  16,851,266     217,141,004
WIP                         6,831,226    3,960,550           0       4,300   5,268,485      16,064,562
FG                          7,023,531    1,416,955     367,467           0   2,408,028      11,215,981


Book Value based on the Balance Sheet as of December 31, 1998

----------------------------------------------------------------------------------------------
Transferred Assets               Item                                              Book Value
----------------------------------------------------------------------------------------------
                              Account receivable
                              (Please see the attached list in detail)             658,597,368
                            ------------------------------------------------------------------
                              Inventory
                              (Please see the attached list in detail)             244,421,547
                            ------------------------------------------------------------------
                              Fixed Assets
                              (Please see the attached list in detail)              41,633,360
                            ------------------------------------------------------------------
                              Sub-total                                            944,652,275
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Transferred Liability         Item                                                 Book Value
----------------------------------------------------------------------------------------------
                              Account Payable                                      631,255,283
                              (Please see the attached list in detail)
                             -----------------------------------------------------------------
                              Reserved Fund                                         56,000,000
                             -----------------------------------------------------------------
                              Sub-total                                            687,255,283
                             -----------------------------------------------------------------

                             -----------------------------------------------------------------
                              Grand Total                                          257,396,992
                             -----------------------------------------------------------------


                          A/R balance as of 12/31/98

Dell Computer                                     6,706,497
Encyclo Soft                                     26,520,501
Epson Direct                                         45,607
Epson Hanbai                                      4,181,202
Gateway                                              18,837
Hitachi Kaiyo Engineering                         6,605,025
Hitachi Seisakusyo                               19,956,553
IMES                                              8,457,750
IBM Corporation                                     170,625
JBL                                               1,057,350
COMPAQ                                           11,560,845
Matsushita Denchi                                 1,038,450
Network Associates                                5,260,008
Million Enterprise                                2,355,402
Nihon Oracle                                        298,200
Nihon Sun Microsystems                          194,380,086
Oki Denki                                           165,533
Info Creates                                     18,223,670
PUMA Technology                                   4,091,630
PFU                                               4,820,627
Shimane Sanyo                                    40,398,453
SEAGATE                                              91,057
Shinshin Syoukai                                 31,033,774
Sanai Kogyo                                       3,811,446
Sunsoft Inc.                                    184,779,150
Forbal Creative                                      37,286
Fujitsu                                          67,055,759
Mitsubishi Denki                                    472,820
Yamashita Denki                                     302,661
Hewlett Packard                                     780,342
Haiman Denshi                                     1,184,400
CM Rogistios                                         19,215
Ryouden Syouji                                      636,720
Checkpoint                                       12,050,901
Soft Bank                                            12,338
OR CAD                                               16,648

G-Total                                         658,597,368

------------------------------------------------------------------------------------------------------------------------------------
                                                    COST                         COST                      Tax Base    Tax Base NHV
   DESCRIPTION        QTY   MO    YR     ???       REG. BAL. INCREASE  DECREASE  11/31/99   LIFE RATE     Acc Dep Erp    12/31/98
------------------------------------------------------------------------------------------------------------------------------------
BUILDING
IMPROVEMENTS
                                                 ------------------------------------------             -------------------------
Air conditioner      3       3      95     4F       8,400,000       -         -   8,400,000  10 0.206     4,917,060     3,482,940
                                                 ------------------------------------------             -------------------------
Vehicle:
FORKLIFT 1.5T        1       9      95     1F       2,550,000       -         -   2,550,000   4 0.438     2,163,449       386,551
FORKLIFT 1.5T        1      10      95     1F       2,550,000       -         -   2,550,000   4 0.438     2,146,928       403,072
FORKLIFT 1.5T        1      12      93     2F       2,678,000       -         -   2,678,000   4 0.438     2,544,100       133,900
FORKLIFT 1.5T        1       1      94     2F       2,678,000       -         -   2,678,000   4 0.438     2,544,100       133,900
                                                 ------------------------------------------             -------------------------
                                                   10,456,000       -         -  10,456,000               9,398,576     1,057,424
MACHINERY:
Sealer L_Type
 #M84161             1       2      95     2F         513,230       -         -     513,230  10 0.206       304,837       208,393
Tracer 8000ST_
 Q TEST              3       2      95     4F       6,353,876       -         -   6,353,876   8 0.250     4,287,625     2,066,251
Disk Labeler
 DL3000              4       2      95     4F       6,858,837       -         -   6,858,837  10 0.206     4,073,857     2,784,980
Disk Collator
 DC600               4       2      95     4F       4,176,322       -         -   4,176,322   8 0.250     2,818,202     1,358,120
Belt Conveyor       20       2      95     3F       5,944,000       -         -   5,944,000  10 0.206     3,530,483     2,413,517
Weight Checker       5       2      95     3F       4,250,000       -         -   4,250,000   5 0.369     3,543,404       706,596
Shrink Wrap Tunnel  5&4      2      95     3F      23,250,000       -         -  23,250,000   6 0.319    18,054,326     5,195,674
Taping Machine       5       2      95     3F       2,200,000       -         -   2,000,000   6 0.319     1,708,366       491,634
                                           &
                                         Nichyu
Belt Conveyor
FBG3000l             1       2      95     4F         490,000       -         -     490,000  10 0.206       291,039       198,961
Trace 3020 System   4&40     2      95     3F       2,584,513       -         -   2,584,513   5 0.369     2,154,818       429,695
PALET WRAPPER
 SVUMD                1     12      93     1F       3,244,500       -         -   3,244,500   8 0.250     2,490,605       753,895
Trace 3020 Complete 4&40     1      94     4F      29,998,346       -         -  29,998,346   8 0.250    22,891,149     7,107,197
Magnet Eraser
 (Garner)             1      3      94     4F         257,500       -         -     257,500   5 0.369       229,231        28,269
                                                 ------------------------------------------             -------------------------
                                                   90,121,124       -         -  90,121,124              66,377,942    23,743,182
                                                 ------------------------------------------             -------------------------
EQUIPMENT:
PC_Compaq Deskpro
 (Accg)               4      5      98                      -   888,000             888,000   6 0.319       188,848       699,152
PC_Compaq Deskpro     5      7      98                      -   990,000             990,000   6 0.319       157,905       832,095
PC_Compaq Deskpro     4      7      98                      -   996,000             996,000   6 0.319       158,862       837,138
PC_IBM Think PAD
 560X                 1     10      98                      -   222,380             222,380   6 0.319        17,735       204,645
                                                 ------------------------------------------             -------------------------
                                                            - 3,096,380           3,096,380                 523,350     2,573,030
                                                 ------------------------------------------             -------------------------


SOFTWARE:
Productivity Soft
 for disk
 monitor                     2      95              1,600,000         -       -   1,600,000    5 SL       1,253,333       346,667
Productivity Soft
 for replication
 machine                     3      95                647,250         -       -     647,250    5 SL         496,225       151,025
Data Base for Power          8      95              4,185,456         -       -   4,185,456    5 8L       2,860,062     1,325,394
PID Label Print SW
 development 1               2      97                420,000         -       -     420,000    5 8L         161,000       259,000
PID Label Print SW
 development 2               8      97              1,252,125         -       -   1,252,125    5 8L         354,769       897,356
                                                    8,104,831         0       0   8,104,831               5,125,389     2,979,442
                                                 ------------------------------------------             -------------------------
Atsugi Total                                      117,081,955 3,096,380       0 120,178,335              86,342,317    33,836,017
                                                 ------------------------------------------             -------------------------

BUILDING
 IMPROVEMENT:
Partion                     10      96              4,294,100         -       -   4,294,100  10 0.206     1,726,363     2,567,737
Partion                     12      96                452,400         -       -     452,400  10 0.206       172,087       280,313
Partion/Rack
 & Storage                  12      96                506,100         -       -     506,100   8 0.250       227,350       278,750
Office remodiling
 '97 restructure            12      97                650,200         -       -     650,100  10 0.206       142,804       507,396
Office remodiling
 '98 restructure            12      97              1,516,230         -       -   1,516,230  10 0.206       333,010     1,183,220
Office remodeling
 (98 katiyt chg)             3      98                      - 2,585,776       -   2,585,776  10 0.206       443,892     2,141,884
                                                 ------------------------------------------             -------------------------
                                                    7,419,030 2,585,776       -  10,004,806               3,045,506     6,959,300
                                                 ------------------------------------------             -------------------------
EQUIPMENT:
PC IBM Think Pad      1      3      97               375,988          -       -     375,988   6 0.319       188,006       187,980
PC IBM Think Pad 560  1      4      97               378,000          -       -     378,000   6 0.319       182,169       195,831
PC IBM Think Pad 560  1      5      97               355,104          -       -     355,104   6 0.319       164,706       190,398
PC IBM Think Pad 560  1     12      97               397,999          -       -     397,999   6 0.319       134,167       263,832
                                                 ------------------------------------------             -------------------------

                                                   1,507,091          -       -     379,999                 669,048       838,043
                                                 ------------------------------------------             -------------------------

                                                 ------------------------------------------             -------------------------
Ochial Total                                       8,916,121  2,585,776       0  11,511,897               3,714,554     7,797,343
                                                 ------------------------------------------             -------------------------

Grand Total                                      126,008,076  5,682,156       0 131,690,232              90,056,871    41,633,360
                                                 ===========================================            =========================



   ATT JENS                                                          203,070
   (SYOUEISHA) T :CORE                                             7,317,870
   A. FUKADA                                                         248,245
   APO                                                            54,010,370
   ARAI INSATSU                                                       18,900
   ASAHI NP                                                           53,025
   ATENA                                                          21,483,183
   ATR JYUSETSU                                                       16,800
   BINDIO                                                            568,488
   CANON                                                              30,282
   CAREER STAFF                                                    1,851,920
   CORP RATE SW                                                    3,696,000
   CORRECT                                                            20,475
   DAIWA DATA STORAGE                                                107,415
   DHL                                                                13,790
   DMS                                                             3,306,457
   DOCOMO                                                             60,417
   EBISAWA KONPO                                                   3,937,500
   EMERY WORLD                                                         1,110
   EPSON HANBAI                                                       21,000
   FEDERAL EXPRESS                                                   522,568
   FUJITSU APROCO                                                    110,460
   FUJITSU LOGISTIX                                                   36,874
   FUJITSU XEROX                                                     395,568
   FUKUIN RYOKAI                                                       1,575
   HEART                                                           1,990,380
   HIKARI SHASHIN                                                  7,676,708
   HITACHI MAXELL                                                     83,255
   HUMAN TOUCH                                                     1,849,594
   IKEDA PRINTING                                                  2,873,325
   IMES                                                              603,750
   INFO CREATES                                                   11,620,875
   JYOHOKU SHIKI KONP                                                784,035
   KAMIOCHIAI POST                                                     1,120
   KANAGAWA RICOH                                                     94,498
   KDD                                                               293,706
   KOBAYASI KIROKUSHI                                                489,510
   KOKUSAI ELE                                                        25,200
   KOMORI TELENET                                                     37,952
   LABEL JAPAN                                                     1,698,125
   MAX ENTERPREISE                                                    33,600
   MEBIUS                                                             21,636
   MEDIA                                                             121,023
   MEIKO KASAI                                                     1,528,065
   MEMORY TECH                                                    31,356,886
   METATECH                                                        2,456,244
   MIGHTY WINGS                                                    2,372,348
   MIKASA BUNGU                                                       10,246
   MILLION ENTERPRISE                                              2,692,083
   MITSUMURA INSATSU                                                 306,600
   NEW PACKAGE CENTER                                              5,966,364
   NEXT                                                            2,783,070
   NIHON BUSINESS LOGISTICS                                        2,154,202
   NIHON POSTAL FRANKE                                                 7,087
   NIKKEI INSATSU                                                  4,267,673
   NIKKEN                                                             10,500
   NIPPO                                                             126,683
   NISSHO                                                             37,380
   NITTSU HIRATSUKA                                               26,728,771
   NITTSU INT T (SHINJYUKU)                                           56,700
   NITTSU TOKYO KOHKU                                              2,186,645


   NTT                                            847,698
   OHNO PRINTIN                                 4,703,186
   PACKWELL                                    38,551,800
   PASONA SOFT BANK                               695,159
   PHIL GRAPHICS                                   27,300
   PHLL GRAPHICS                                   33,600
   PRIPACKS                                       161,700
   PURAPA DEC                                     158,075
   PURCH ACCRUAL                                1,722,620
   SAGAWA INSATSU                              11,885,234
   SAGAWA KYUBIN                                  690,070
   SAKAMOTO PRINTING                                1,901
   SANKO HEIHAN                                   431,550
   SANWA KASAI                                    123,743
   SASATOKU INSATSU                           208,892,768
   SASATOKU PRINTING                               27,468
   SEUTE SEALER                                   294,525
   SHIMANE INSATSU                              3,895,071
   SHINSHIN SHOKAI                             10,688,583
   SHOEISHA                                     8,981,788
   SONY MUSIC ENTERTAIN                         8,551,463
   SUDO HANA                                       31,500
   SUN LIGHT                                    6,338,913
   SYOWA YUKI                                     190,738
   SYUEIDO SHIKOU INSATSU                      12,407,903
   TEIJIN                                      14,175,000
   TELECOM                                         82,656
   TEMBROS                                        432,499
   TEPCO                                        1,543,788
   TOGIN LEASE                                      9,682
   TOKIWA CORP                                 16,919,468
   TOKYO NICHI                                    216,300
   TOKYU AIR CARGO                                 15,310
   TOPPAN INSATSU                               6,059,655
   TOSHIBA EMI                                 15,967,245
   TOZAI PACKAGE                                  237,720
   UNI GLOBE                                      643,080
   UNIMAC TONER                                    29,400
   URBAN HOTEL                                      8,523
   US PRINT                                       777,413
   ATSUGI ODAKYU                                   18,120
   BE KIKAKU                                      211,067
   FUJIYA                                         133,770
   FUKUIN IRYOKAI                                   1,575
   HANEDA TURTLE SVC                            1,881,339
   HARVEST BLDG. MAINT                          6,494,797
   ITOCHU TECHNO                                1,463,070
   MITSUBISHI SOKO                             11,646,067
   NIHON 3RD PARTY                                105,000
   OTSUKA SYOKAI                                  161,490
   TOKUBETSU KEIBI                                 42,000
   TOPPAN TRAVEL SVC.                             110,880
   UNIMAT OFFISCO                                 107,129
   UNO TAX ACCOUNTANT                             190,000
   WATAKON                                      2,844,345
   YU TAKE OFF                                 15,013,338

                                              631,255,283

                           Net Asset Value Statement



     We hereby certify that the balance between the Transferred Assets and the Transferred Liabilities as of December 31, 1998 is the following amount:



                                257,396,992Yen



March 3, 1999
Modus Media International Kabusiki Kaisha

         /s/Tatsumi Nakano
Liquidator: Tatsumi Nakano



      We hereby approve the price set forth above as the correct balance as of December 31, 1998.



March 3, 1999
Sasatoku Donnelley Kabusiki Kaisha

                         /s/ Takashige Sugiyama
The Representative Director: Takashige Sugiyama